EXHIBIT 99.1

Axonyx and TorreyPines to Host Webcast and Conference Call on Announced Merger

NEW YORK & SAN DIEGO--June 8, 2006--Axonyx Inc. (NASDAQ: AXYX - News) announced today that Gosse B. Bruinsma, MD and Neil Kurtz, MD, the Chief Executive Officers of Axonyx Inc. and TorreyPines Therapeutics, Inc., respectively, will host a webcast and conference call today at 9:00 a.m. Eastern Time to discuss today's merger announcement between the two companies.

The conference call will be webcast with automatically advancing slides that can be accessed at the Axonyx corporate website at www.axonyx.com. The webcast link will become "live" at 9:00 a.m. ET. Please note that this conference call/webcast will not include a question and answer session; shareholders and interested parties are therefore encouraged to view the audio/slide webcast.

To listen to the call by telephone beginning at 9:00 a.m. ET, parties may dial (877) 660-6853 or (201) 612-7415, account number 286; confirmation identification number 205355 to gain access the audio portion of the presentation. The related slide presentation can be downloaded at www.axonyx.com also beginning at 9:00 a.m. ET. In addition, a telephonic archive will be available through June 21, 2006. The webcast with slides will be archived for six months through December 8, 2006.

Additional Information about the Merger and Where to Find It

In connection with the Merger, Axonyx Inc. and TorreyPines Therapeutics, Inc. intend to file relevant materials with the Securities and Exchange Commission (SEC), including a registration statement on Form S-4 that will contain a prospectus and a joint proxy statement. Investors and security holders of Axonyx Inc. and TorreyPines Therapeutics, Inc. are urged to read these materials when they become available because they will contain important information about Axonyx Inc., TorreyPines Therapeutics, Inc., and the merger. The proxy statement, prospectus and other relevant materials (when they become available), and any other documents filed by Axonyx with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Axonyx Inc. by directing a written request to: Axonyx Inc., 500 Seventh Avenue, 10th Floor, New York, NY 10018, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

Axonyx Inc. and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Axonyx Inc. in connection with the merger. Information about those executive officers and directors of Axonyx Inc. and their ownership of Axonyx's common stock is set forth in Axonyx's Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC. Investors and security holders may obtain additional information regarding the direct and indirect interests of Axonyx Inc. and its executive officers and directors in the merger by reading the proxy statement and prospectus regarding the merger when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Axonyx Inc. and its directors and executive officers and TorreyPines Therapeutics, Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Axonyx Inc. in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of Axonyx Inc. is also included in Axonyx's Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 16, 2006. This document is available free of charge at the SEC's web site (www.sec.gov) and from Investor Relations at Axonyx at the address described above.

About TorreyPines Therapeutics

TorreyPines Therapeutics, Inc. is a biopharmaceutical company that discovers and develops small molecule drugs to treat diseases and disorders of the central nervous system. Led by an accomplished management team, TorreyPines is leveraging novel drug targets and technologies to deliver new therapies for migraine; chronic pain, including neuropathic pain; and Alzheimer's disease. Its therapies are intended to offer significant advantages over current therapies. Further information is available at www.torreypinestherapeutics.com.

About Axonyx

Axonyx Inc. is a U.S.-based biopharmaceutical company engaged in the acquisition and development of proprietary pharmaceutical compounds for the treatment of CNS disorders. Axonyx currently has three compounds in development for Alzheimer's disease, namely Phenserine - a potential symptomatic and disease progression treatment of mild to moderate Alzheimer's disease (AD), Posiphen(TM) - a potential disease progression treatment for AD now in Phase I, and BisNorCymserine (BNC) - a potential symptomatic treatment of severe AD now in pre-Investigational New Drug (IND) stage. Additional information can be found at www.axonyx.com.

This press release contains forward-looking statements or predictions, including statements regarding the potential closing of the proposed merger between Axonyx and TorreyPines Therapeutics, the trading of the combined company's stock on the NASDAQ Stock Market, the amount of cash expected to be held by the combined company at closing, the timing for anticipated occurrence of key milestones related to each company's product candidates, the characteristics and possible uses of the product candidates of each of Axonyx and TorreyPines Therapeutics, the expected advantages of combining Axonyx and TorreyPines Therapeutics, and the expected timing of closing of the merger. Actual results may differ materially from the above forward-looking statements due to a number of important factors, including the possibility that the proposed transaction with TorreyPines Therapeutics may not ultimately close for any of a number of reasons, including, but not limited to, Axonyx not obtaining shareholder approval of the issuance of shares and warrants in the merger, the change in control resulting from the merger or the reverse split of Axonyx common stock; TorreyPines Therapeutics not obtaining shareholder approval of the merger, the possibility that NASDAQ will not approve the listing of the combined company's shares for trading on the NASDAQ Stock Market or that the combined company will not be able to meet the continued listing requirements after the closing of the merger; that Axonyx and TorreyPines Therapeutics will forego business opportunities while the merger is pending; that prior to the closing of the proposed transaction, the businesses of the companies, including the retention of key employees, may suffer due to uncertainty; and even in the event the transaction is completed, that combining Axonyx and TorreyPines Therapeutics may not result in a stronger company, that the technologies and clinical programs of the two companies may not be compatible and that the parties may be unable to successfully execute their integration strategies or realize the expected benefits of the merger.

This press release may contain forward-looking statements or predictions. These statements represent our judgment to date, and are subject to risks and uncertainties that could materially affect the Company, including those risks and uncertainties described in the documents Axonyx files from time to time with the SEC, specifically Axonyx's annual report on Form 10-K. Specifically, with respect to our drug candidates Phenserine, Posiphen(TM) and BisNorCymserine, Axonyx cannot assure that: any preclinical studies or clinical trials, whether ongoing or conducted in the future, will prove successful, and if successful, that the results can be replicated; safety and efficacy profiles of any of its drug candidates will be established, or if established, will remain the same, be better or worse in future clinical trials, if any; pre-clinical results related to cognition and the regulation of beta-APP will be substantiated by ongoing or future clinical trials, if any, or that any of its drug candidates will be able to improve the signs or symptoms of their respective clinical indication or slow the progression of Alzheimer's disease; any of its drug candidates will support an NDA filing, will be approved by the FDA or its equivalent, or if approved, will prove competitive in the market; or that Axonyx will have or obtain the necessary financing to support its drug development programs. Axonyx cannot assure that it will be successful with respect to identifying a (sub-) licensing partner for any of its compounds. Axonyx undertakes no obligation to publicly release the result of any revisions to such forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contact:

For Axonyx Inc:

Colin Neill, 212-645-7704

or

The Ruth Group

Investors: John Quirk, 646-536-7029

or

Media: Jason Rando, 646-536-7025

or

For TorreyPines Therapeutics, Inc.:

Craig Johnson, 858-623-5665 Ext. 158

or

Rx Communications Group, LLC

Investors: Rhonda Chiger, 917-322-2569

or

Media: Patricia Garrison, 917-322-2567